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                                                                   EXHIBIT 10.30


                             THE HOLMES GROUP, INC.
                              233 Fortune Boulevard
                                Milford, MA 01757

January 8, 2004

Jordan A. Kahn
21 Pierce Road
Wellesley, MA  02481

Dear Jerry:

This letter agreement (this "Letter Agreement") sets forth certain agreements between The Holmes Group, Inc., a Massachusetts corporation (the "Corporation"), and Jordan A. Kahn (the "Executive") with respect to the Executive Employment and Non-Competition Agreement dated February 1, 2002 by and between the Corporation and the Executive, as amended by a letter agreement dated March 6, 2003 (as so amended, the "Agreement"). In consideration of the mutual promises contained herein and in the Agreement, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Corporation and the Executive hereby agree as follows:

1. The "Term" of the Agreement is hereby extended until April 30, 2004, on and subject to all the terms and provisions of the Agreement, except as amended and extended hereby; and

2. Section 2 of the Agreement is hereby amended by deleting in its entirety the last sentence thereof which presently reads "The parties agree to meet to discuss an extension of the Term hereof and the terms thereof no later than November 30, 2003."

By its or his respective signature below, each of the Corporation and the Executive hereby acknowledges and affirms that, (i) except as amended and extended by this Letter Agreement, all provisions of the Agreement remain in full force and effect, and (ii) this Letter Agreement shall be deemed a part thereof for all purposes.

This Letter Agreement is executed as of the date first noted above.

Very truly yours,

THE HOLMES GROUP, INC.                      ACCEPTED AND AGREED:

By: /s/   Peter J. Martin                   /s/ Jordan Kahn
    ---------------------                   ---------------
Name:  Peter J. Martin                      Jordan A. Kahn
Title: President